UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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United Security Bancshares
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United Security Bancshares

2151 West Shaw Avenue

Fresno, California 93711

April 17, 2006

Dear Shareholders:

You are cordially invited to attend United Security Bancshares annual meeting of shareholders which will be held in the Crown Room at the Piccadilly Inn located at 2305 West Shaw Avenue, Fresno, California, on Wednesday, May 17, 2006 at 7:00 p.m.

At the meeting, shareholders will be asked to elect directors for the ensuing year. Information regarding the nominees for election of directors is set forth in the accompanying proxy statement.

It is important that your shares be represented at the meeting whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matter presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the meeting and wish to vote in person, your proxy will be withdrawn at that time.

Dennis R. Woods
Chairman of the Board

United Security Bancshares

1525 East Shaw Avenue

Fresno, California 93710

Notice of Annual Meeting of Shareholders

May 17, 2006

To the Shareholders of

United Security Bancshares:

Notice is hereby given that the annual meeting of shareholders of United Security Bancshares will be held in the Crown Room at the Piccadilly Inn located at 2305 West Shaw Avenue, Fresno, California, 93711 on May 17, 2006 at 7:00 p.m. for the purpose of considering and voting upon the following matters:

1.             Election of Directors. To elect ten (10) persons to serve as directors of United Security Bancshares until their successors are duly elected and qualified.

Robert G. Bitter, Pharm. D.	Ronnie D. Miller
Stanley J. Cavalla	Walter Reinhard
Tom Ellithorpe	John Terzian
R. Todd Henry	Dennis R. Woods
Robert M. Mochizuki	Michael T. Woolf, D.D.S.

2.             Transaction of Other Business. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

The board of directors has fixed the close of business on March 24, 2006 as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting.

Section 3.3 of Article III of the Bylaws sets forth the nomination procedure for nominations of directors. Section 3.3 provides:

Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

By Order of the Board of Directors

Dated: April 17, 2006	Robert G. Bitter, Secretary

We urge you to vote in favor of management’s proposals by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. The enclosed proxy is solicited by the board of directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by filing with United Security Bancshares’ secretary an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Please indicate on the proxy whether or not you expect to attend the meeting so that we can arrange adequate accommodations.

United Security Bancshares

Proxy Statement

Annual Meeting of Shareholders

May 17, 2006

Introduction

This proxy statement is furnished in connection with the solicitation of proxies for use at the 2006 annual meeting of shareholders of United Security Bancshares to be held on Wednesday, May 17, 2006 at 7:00 p.m. in the Crown Room at the Piccadilly Inn located at 2305 West Shaw Avenue, Fresno, California, and at any and all adjournments thereof.

It is anticipated that this proxy statement and the accompanying notice and form of proxy will be mailed on or about April 17, 2006 to shareholders eligible to receive notice of, and to vote at, the meeting.

Revocability of Proxies

A form of proxy for voting your shares at the meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to and may revoke it at any time before it is exercised by filing with the secretary of United Security Bancshares an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person by advising the chairman of the meeting of his or her election to vote in person, and voting in person at the meeting. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy. Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted “FOR” the nominees for election of directors named herein. If any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of United Security Bancshares’ management.

Persons Making the Solicitation

This solicitation of proxies is being made by the board of directors of United Security Bancshares. The expense of preparing, assembling, printing and mailing this proxy statement and the materials used in the solicitation of proxies for the meeting will be borne by United Security Bancshares. It is contemplated that proxies will be solicited principally through the use of the mail, but directors, officers and employees of United Security Bancshares may solicit proxies personally or by telephone, without receiving special compensation.

Voting Securities

There were issued and outstanding 5,687,517 shares of United Security Bancshares’ common stock on March 24, 2006, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the meeting. On any matter submitted to the vote of the shareholders, each holder of United Security Bancshares’ common stock will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of United Security Bancshares as of the record date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the meeting gives notice at the meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of United Security Bancshares gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the record date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxyholders, in accordance with management’s recommendation. The effect of broker nonvotes is that such votes are not counted as being voted; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

Shareholdings of Certain

Beneficial Owners and Management

Management of United Security Bancshares knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of United Security Bancshares’ common stock, except as set forth in the table below. The following table sets forth, as of March 15, 2006, the number and percentage of shares of United Security Bancshares’ outstanding common stock beneficially owned, directly or indirectly, by each of United Security Bancshares’ directors, named executive officers and principal shareholders and by the directors and executive officers of United Security Bancshares as a group. The shares “beneficially owned” are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, named executive officer or principal shareholder has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 15, 2006. Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of United Security Bancshares.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Directors and Named Executive Officers:
Robert G. Bitter, Pharm. D.	487,471	(2)	8.6
Rhodlee A. Braa	116,122	(3)	2.0
Stanley J. Cavalla	236,849	(4)	4.2
Kenneth L. Donahue	138,629	(5)	2.4
Tom Ellithorpe	101,503	(6)	1.8
David L. Eytcheson	450,648	(7)	7.9
R. Todd Henry	20,600			*
Ronnie D. Miller	483,339	(8)	8.5
Robert M. Mochizuki	31,082	(9)		*
Walter Reinhard	217,986		3.8
John Terzian	96,190	(10)	1.7
Dennis R. Woods	408,692	(11)	7.2
Michael T. Woolf	3,000			*

All Directors and Executive Officers as a Group (14 in all)	1,998,554		34.8

Principal Shareholder
Audry “Bobbi” Thomason	390,099	(12)	6.9

*              Less than one percent (1%).

(1)           Includes shares subject to options held by the directors and executive officers that were exercisable within 60 days of March 15, 2006. These are treated as issued and outstanding for the purpose of computing the percentage of each director, named executive officer and the directors and executive officers as a group, but not for the purpose of computing the percentage of class owned by any other person.

(2)           Dr. Bitter has shared voting and investment powers as to 396,648 shares in his capacity as a trustee of United Security Bank’s Cash or Deferred 401(k) Stock Ownership Plan and United Security Bank’s Employee Stock Ownership Plan, and has shared voting and investment powers as to an additional 71,700 shares. Dr. Bitter’s address is c/o United Security Bancshares, 1525 East Shaw Avenue, Fresno, California 93710.

(3)           Mr. Braa has shared voting and investment powers as to 81,482 of these shares and has 30,000 shares acquirable by exercise of stock options. Mr. Braa holds 19,282 shares in United Security Bank’s Cash or Deferred 401(k) Stock Ownership Plan and United Security Bank’s Employee Stock Ownership Plan.

(4)           Mr. Cavalla has shared voting and investment powers as to 235,849 of these shares and has 1,000 shares acquirable by exercise of stock options.

(5)           Mr. Donahue has shared voting and investment powers as to 107,618 of these shares and has 30,000 shares acquirable by exercise of stock options. Mr. Donahue holds 47,522 shares in United Security Bank’s Cash or Deferred 401(k) Stock Ownership Plan and United Security Bank’s Employee Stock Ownership Plan.

(6)           Mr. Ellithorpe has shared voting and investment powers as to 29,689 shares.

(Footnotes continued on the following page.)

(7)           Mr. Eytcheson has shared voting and investment powers as to 396,648 shares in his capacity as a trustee of United Security Bank’s Cash or Deferred 401(k) Stock Ownership Plan and United Security Bank’s Employee Stock Ownership Plan. Mr. Eytcheson holds 26,950 shares in United Security Bank’s Cash or Deferred 401(k) Stock Ownership Plan and United Security Bank’s Employee Stock Ownership Plan. Mr. Eytcheson also has shared voting and investment powers as to 54,000 shares. Mr. Eytcheson’s address is c/o United Security Bancshares, 1525 East Shaw Avenue, Fresno, California 93710.

(8)           Mr. Miller has shared voting and investment powers as to 396,648 shares in his capacity as a trustee of United Security Bank’s Cash or Deferred 401(k) Stock Ownership Plan and United Security Bank’s Employee Stock Ownership Plan. Mr. Miller also has shared voting and investment powers as to an additional 77,169 shares. Mr. Miller’s address is c/o United Security Bancshares, 1525 East Shaw Avenue, Fresno, California 93710.

(9)           Mr. Mochizuki has 1,000 shares acquirable by exercise of stock options.

(10)         Mr. Terzian has shared voting and investment powers as to 74,030 shares.

(11)         Mr. Woods has shared voting and investment powers as to 363,900 of these shares. Mr. Woods holds 34,261 shares in United Security Bank’s Cash or Deferred 401(k) Stock Ownership Plan and United Security Bank’s Employee Stock Ownership Plan. Mr. Woods’ address is c/o United Security Bancshares, 1525 East Shaw Avenue, Fresno, California 93710.

(12)         Ms. Thomason’s address is c/o United Security Bancshares, 1525 East Shaw Avenue, Fresno, California 93710.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires United Security Bancshares’ directors and certain executive officers and persons who own more than ten percent of a registered class of United Security Bancshares’ equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish United Security Bancshares with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons that no Forms 4 or 5 were required for those persons, United Security Bancshares believes that, during 2005 the Reporting Persons complied with all filing requirements applicable to them.

The Board of Directors and Committees

United Security Bancshares’ board of directors met 12 times in 2005. None of United Security Bancshares’ directors attended less than 75 percent of all board of directors’ meetings and committee meetings of which they were a member. United Security Bancshares has a standing Audit Committee. The board has no separate nominating or compensation committee, however, the independent directors meeting in executive session handle director nominations and chief executive officer and executive officer compensation. The board believes that its independent directors can effectively perform the functions of a traditional nominating and compensation committee.

Corporate Governance Principles and Board Matters

United Security Bancshares is committed to having sound corporate governance principles which are important to the way United Security Bancshares manages its business and to maintaining United

Security Bancshares’ integrity in the marketplace. United Security Bancshares’ charter of the Audit Committee is available at http://www.unitedsecuritybank.com.

Board Independence

The Board has determined that constituting a majority of the directors standing for reelection are “independent” within the meaning of the director independence standards set by the Nasdaq Stock Market, Inc. (“NASDAQ”) and the Securities and Exchange Commission (“SEC”), as currently in effect and as they may be changed from time to time. Furthermore, the Board has determined that each of the current members of the Audit Committee is “independent” within such director independence standards and that each member of the Audit Committee satisfies the financial literacy requirements set forth under Rule 4350(d)(2) of the NASDAQ Rules.

Financial Expert

The Board has determined that Todd Henry meets all of the attributes of an “audit committee financial expert” and “independence” as those meanings are defined by the applicable rules and regulation of the SEC and NASDAQ.

Consideration of Director Nominees

Shareholder nominees

United Security Bancshares’ independent directors meeting in executive session will consider nominees to the Board proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as they consider all nominees on their merits as discussed below. Any shareholder nominations proposed for consideration by the independent directors should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary

United Security Bancshares

1525 East Shaw Avenue

Fresno, California 93710

In addition, the bylaws of United Security Bancshares permit stockholders to nominate directors for consideration at an annual shareholder meeting. For a description of the process for nominating directors in accordance with the bylaws, please see the notice to this proxy statement.

Selection and Evaluation of Director Candidates

The independent directors are responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to United Security Bancshares, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The independent directors do not have any written specific minimum qualifications or skills that they believe must be met by either their candidates or a shareholder-recommended candidate in order to serve on the Board. The independent directors identify nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to United Security Bancshares’ business and who are willing to continue in service are considered for renomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the independent directors or the Board decided not to nominate a member for reelection, the independent directors identify the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the independent directors consider the diversity and mix of the existing board of directors, including, but not limited to, such factors as: the age of the current directors, their geographic location (being a community bank, there is a strong preference for local directors), minority and female representation on the Board of Directors, employment experience, community representation, public interest considerations and the implementation of United Security Bancshares’ strategic plan. Among other things, when examining a specific candidate’s qualifications, the independent directors consider: the ability to represent the best interest of United Security Bancshares, existing relationships with United Security Bancshares, interest in the affairs of United Security Bancshares and its purpose, the ability to fulfill director responsibilities, leadership skill, reputation within United Security Bancshares’ community, community service, integrity, business judgment, ability to develop business for United Security Bancshares and the ability to work as a member of a team. All nominees to be considered at the Meeting were recommended by the independent directors in executive session.

Communications with the Board and Annual Meeting Attendance

Individuals who wish to communicate with United Security Bancshares’s Board may do so by sending an e-mail to United Security Bancshares’ Board at kbledsoe@unitedsecuritybank.com. Any communications intended for nonmanagement directors should be sent to the e-mail address above to the attention of the Chairperson of the Audit Committee. United Security Bancshares does not have a policy regarding Board member attendance at annual meetings of shareholders. All of the then-directors of United Security Bancshares attended United Security Bancshares’s 2005 annual meeting of shareholders.

Code of Ethics

United Security Bancshares has adopted a Code of Business Conduct and Ethics that is applicable to the officers, directors and employees of United Security Bancshares. United Security Bancshares’ principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions also adhere to a Code of Ethics for Senior Financial Officers. The Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers are available on United Security Bancshares’ website at www.unitedsecuritybank.com

Audit Committee

The Audit Committee met 11 times during the year ended December 31, 2005. During 2005, the Audit Committee of United Security Bancshares consisted of Directors Henry (chairman), Reinhard and Terzian. Director Henry is deemed by United Security Bancshares to be an “audit committee financial expert.”  Director Henry has an understanding of generally accepted auditing principles (“GAAP”) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that United Security Bancshares reasonably expects to be raised by United Security Bancshares’ financial statements. Director Henry is a Certified Public Accountant.

The Audit Committee oversees United Security Bancshares’ corporate accounting and reporting practices and the quality and integrity of United Security Bancshares’ financial statements and reports, selects, hires, oversees and terminates United Security Bancshares’ independent auditors, monitors United Security Bancshares’ independent auditors’ qualifications, independence and performance, monitors United Security Bancshares’ and its affiliates’ compliance with legal and regulatory requirements, and oversees all internal auditing functions and controls.

Policy on Audit Committee Pre-Approval of Audit

and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to preapprove all audit and nonaudit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Preapproval is generally provided for up to one year and any preapproval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated preapproval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this preapproval, and the fees for the services performed to date. The tax fees and other fees paid in 2006 and 2005 were approved per the Audit Committee’s preapproval policies.

The Audit Committee meets annually to discuss and review the overall audit plan. The Board has adopted a written charter for the Audit Committee which is attached as Exhibit A to this proxy statement.

Audit Committee Report

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that United Security Bancshares specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Audit Committee has reviewed United Security Bancshares’ audited financial statements and discussed such statements with management. The Audit Committee has discussed with Moss Adams LLP, United Security Bancshares’ independent auditors during the year 2005, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

The Audit Committee received written disclosures and a letter from Moss Adams LLP, required by Independence Standards Board Standard No. 1 and has discussed with them their independence from management. The Audit Committee has also considered whether the independent auditors’ provision of other nonaudit services is compatible with the auditors’ independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that United Security Bancshares’ audited financial statements be included in United Security Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

The Audit Committee has also confirmed that there have been no new circumstances or developments since their respective appointments to the Audit Committee that would impair any member’s ability to act independently.

The Audit Committee:

Todd Henry, Chairman

Walter Reinhard

John Terzian

Report of Independent Directors on Executive Compensation

Compensation Policies

The independent directors establish the overall executive compensation guidelines of United Security Bancshares and establish the compensation plans and specific compensation levels of the Chief Executive Officer (“CEO”) and other executive officers. The independent directors review their approach to executive compensation annually.

The independent directors believe that executive officer compensation should be closely aligned with the performance of United Security Bancshares on a short-term and long-term basis, and that such compensation should be structured to assist United Security Bancshares in attracting and retaining key executives critical to its long-term success. To that end, the independent directors’ policy for compensation packages of executive officers consists of three components: (i) an annual base salary; (ii) the potential to earn incentive bonuses dependent on United Security Bancshares’ performance, and (iii) stock option awards and salary continuation plans designed to link shareholder interests with those of executive management by providing long-term incentives to executive officers of United Security Bancshares. The performance based aspects, items (ii) and (iii) above, are considered major elements of the overall compensation program.

Executive Officer Compensation

Base Salary:  Effective January 1, 1997, a personnel committee of United Security Bank established a fixed-based salary program whereby the executive officers base salaries were frozen. Future compensation increases were to be achieved through the performance-based aspects of compensation. In establishing fixed base salaries, that personnel committee considered salaries of comparably sized California banks, as well as local area banks. The information was compiled from a variety of sources including the California Banker’s Association, proxy materials, and other independent sources. However, executive officers may have their salaries adjusted from time to time as the size, complexity, and earnings of United Security Bancshares change, in order to ensure that total compensation remains competitive. The fixed based salary program was reviewed during 2000, and the base salaries were increased for the CEO and the other three executive officers as a result of the significant asset and earnings growth achieved since the plan was first enacted in 1997. The fixed based salary program was again reviewed by the independent directors in 2004, and the base salaries were increased for the executive officers except for the CEO whose salary remained the same. In October, 2005, the fixed base salary program was again reviewed by the independent directors and the base salary of the CEO was increased to $360,000 per year effective January 1, 2006, and the base salaries of three of the four other executive officers were also increased.

Annual Incentives:  The independent directors believe that incentives for officers are a key component for ensuring continued growth in shareholder value through increased earnings. Accordingly, executive officers earn bonuses based upon a percentage of United Security Bancshares’ net income each year. Specifically, the CEO earns as a bonus 4% of United Security Bancshares’ net income and the four other executive officers each earn as a bonus 1% of United Security Bancshares’ net income.

All executive officers are entitled to participate in United Security Bank’s ESOP and 401(k) programs but are subject to more stringent matching bank contributions than other employees of United Security Bank, as required by regulation.

Long-term Incentives:  Long-term incentives are provided through the grant of stock options to certain employees of United Security Bank including executive officers. Incentive stock options are granted at the market value prevailing on the date of grant and are intended to retain and motivate key management to improve United Security Bancshares’ long-term shareholder value, as the options only have value if the market price of the underlying stock appreciates after the date granted. At December 31, 2005, total stock options that have been granted to senior management and remain outstanding totaled 90,000 shares.

A component of United Security Bank’s 401(k)/ESOP recognizes and rewards employee’s contributions to its successful operation by enabling those employees to acquire a proprietary interest in United Security Bancshares’ common stock. All employees of United Security Bank are eligible to participate in the 401(k) Plan upon the first day of the month after date of hire. Participants are automatically vested 100% in all employee contributions which they may invest in any of several authorized investment vehicles, including United Security Bancshares’ stock. United Security Bank contributes funds to match the employee’s 401(k) Plan contribution up to 5% of the employee’s eligible annual compensation. These contributions are invested in United Security Bancshares’ stock and are subject to certain vesting requirements over a period of six years. Under the ESOP portion of the plan, United Security Bancshares annually contributes shares of common stock for each eligible employee’s account in an amount proportionate to the employee’s compensation. United Security Bancshares’ contribution is at the discretion of the board of directors and has been 8% of employee compensation for all but two years since its inception in 1994 through 2005. In 2005, United Security Bancshares’ contribution was 10% of employee compensation. Employees thereby have a vested interest in contributing on an ongoing basis to the profitability of United Security Bancshares, and with a vesting period of six years, they have the additional incentive to remain with United Security Bank on a long-term basis.

United Security Bank has established a nonqualified salary continuation plan for five of United Security Bank’s key employees, including the president and executive officers, which provides additional compensation benefits upon retirement for a period of 15 years. Future compensation under the plan is earned by the employees for services rendered through retirement and vests over a period of 12 years. In connection with the implementation of the salary continuation plans, United Security Bank purchased single premium universal life insurance policies on the life of each of the key employees covered under the plan. United Security Bank is the owner and beneficiary of these insurance policies.

Chief Executive Officer Compensation

Base Salary:  Mr. Woods is subject to the same fixed salary program as other executive officers. During 2000, the personnel committee targeted Mr. Woods’ base salary at the competitive median for comparable sized California banks demonstrating comparable net earnings as taken from a variety of reliable sources. Mr. Woods’ base salary of $360,000 is currently believed reasonable by the independent directors based upon reference to competitive pay practices and the previously described compensation approach to executive officers. The independent directors believe that the performance based compensation program, as it relates to the CEO, offers substantial additional compensation incentives to reward Mr. Woods for successful results.

Performance Based Compensation:  Mr. Woods is eligible to participate in the same short-term and long-term incentive plans as the other executive officers of United Security Bancshares. In addition, the terms of the bonus plan for the CEO are different than the other executive officers.

Mr. Woods’ entire performance based compensation is tied directly to net income of United Security Bancshares. Pursuant to the provisions of the performance based compensation plan for the CEO, Mr. Woods was awarded a cash bonus totaling $441,385 as a result of United Security Bancshares’ performance during 2005.

As noted, United Security Bancshares’ executive compensation policy is based primarily on performance. The independent directors believes Mr. Woods has managed United Security Bancshares well, and has achieved above-normal results, not only in terms of earnings and asset growth, but also in overall stockholder value.

Independent Directors:

Robert G. Bitter, Pharm. D.	Ronnie D. Miller
Stanley J. Cavalla	Walter Reinhard
Tom Ellithorpe	John Terzian
R. Todd Henry	Michael T. Woolf, D.D.S.
Robert M. Mochizuki

Independent Directors Interlocks and Insider Participation

There are no independent directors interlocks between United Security Bancshares and other entities involving United Security Bancshares’ executive officers or board members.

United Security Bancshares

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
United Security Bancshares	100.00	100.47	108.70	170.61	163.59	201.05
Russell 2000	100.00	102.49	81.49	120.00	142.00	148.46
Russell 3000	100.00	88.54	69.47	91.04	101.92	108.16
SNL $500M-$1B Bank Index	100.00	129.74	165.63	238.84	270.66	282.26

Source : SNL Financial LC, Charlottesville, VA	(434) 977-1600
© 2006	www.snl.com

Proposal 1:

Election of Directors

Nominees

United Security Bancshares’ Bylaws provide that the number of directors of United Security Bancshares shall not be less than eight (8) nor more than fifteen (15) until changed by an amendment of the articles of incorporation or the bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, provided that a proposal to reduce the authorized number or the minimum number of directors below five cannot be adopted. The exact number of directors shall be fixed from time to time, within the range: (i) by a resolution duly adopted by the board of directors; (ii) by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote; or (iii) by approval of the shareholders. The exact number of directors has been set at ten (10).

The persons named below, all of whom are currently members of the board of directors, have been nominated for election as directors to serve until the 2007 annual meeting of shareholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all ten (10) nominees, as appropriate, (or as many thereof as possible under the rules of cumulative voting). The ten (10) nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

The following table sets forth, as of March 15, 2006, the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of United Security Bancshares.

Name and Title Other than Director	Age	Year First Appointed Director	Principal Occupation During the Past Five Years

Robert G. Bitter, Pharm. D. Secretary	67	2001	Clinical Pharmacist at Madera Community Hospital, Owner of Berenda Creek Ranch and Partner in Selma Shopping Center.

Stanley J. Cavalla	55	2001	President of Suburban Steel, Inc. and Vice President of Tri State Stairway Corp.

Tom Ellithorpe	63	2001	Owner of Insurance Buying Service.

R. Todd Henry	47	2003	Certified Public Accountant, dba Henry & Company and Managing Member and Principal of Gold Coast Pistachios. Former Partner in Thompson, Henry & Co.
Ronnie D. Miller Vice Chairman	64	2001	President of Ron Miller Enterprises, Inc., dba Fresno Motor Sales and Fresno Commercial Lenders.

Name and Title Other than Director	Age	Year First Appointed Director	Principal Occupation During the Past Five Years

Robert M. Mochizuki	57	2004	Orthopedic surgeon, CEO of Orthopedic Associates Medical Clinic, Inc. and President of Cumulous Communications Corp.

Walter Reinhard	76	2001	Retired. Private Investor.

John Terzian	73	2001	Retired. Private investor.

Dennis R. Woods Chairman, President and Chief Executive Officer	58	2001	Chairman of the Board, President and Chief Executive Officer of United Security Bancshares and United Security Bank.

Michael T. Woolf, D.D.S.	50	2005	Dentist.

All of the nominees named above have served as members of United Security Bancshares’ board of directors since its inception, other than R. Todd Henry, Robert Mochizuki and Michael T. Woolf. All nominees will continue to serve if elected at the meeting until the 2007 annual meeting of shareholders and until their successors are elected and have been qualified.

None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers(1) of United Security Bancshares acting within their capacities as such. There are no family relationships between any of the directors of United Security Bancshares. No director of United Security Bancshares serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

Compensation of Directors and Executive Officers

Director Compensation

During 2005, directors of United Security Bancshares and United Security Bank were compensated for monthly board meetings based on a performance rating structure ranging from a minimum of $800 per meeting up to $1,300 per meeting. In addition, the vice chairman received an additional $200 per meeting and the secretary received an additional $250 per meeting. Also, directors, other than Mr. Woods, were paid $200 for their attendance at committee meetings, other than loan committee meetings, and were paid $300 for their attendance at loan committee meetings, if such committee meeting was held on a day other than the regular board of directors’ meeting. The chairman of the audit committee also received $400 per audit meeting and the chairman of the risk management committee received $300 per risk management meeting.

(1)           As used in this proxy statement, the term “executive officer” of United Security Bancshares includes the President/Chief Executive Officer, Senior Vice President/Chief Financial Officer, Senior Vice President/Chief Credit Officer, Senior Vice President/Chief Operating Officer and Senior Vice President/Chief Banking Officer.

In September, 2000, Mr. Cavalla, a director of United Security Bancshares, received a stock option under the United Security Bank 1995 Stock Option Plan to acquire 5,000 shares of common stock. The exercise price for these shares is $17.00 per share. This option is for a term of ten years expiring in September, 2010.

In March, 2005, Dr. Mochizuki, a director of United Security Bancshares, received a stock option under the United Security Bancshares 2005 Stock Option Plan to acquire 5,000 shares of common stock, vesting over a period of five years at 20% per year. The exercise price for these shares is $24.41 per share. This option is for a term of ten years expiring in March, 2015.

Director Emeritus Plan

During 1995, United Security Bank also established a Directors Emeritus Plan, which was amended in May, 2000. Those directors who (i) retire as directors of United Security Bank or (ii) retired as directors of Golden Oak Bank and who signed a shareholder’s agreement, are eligible to participate in the Directors Emeritus Plan. Each Director Emeritus will be a lifetime position or until a Director Emeritus shall sell a majority of his or her ownership in United Security Bank. Directors Emeritus receive a monthly fee of $400, and receive preferential deposit and customer service with free checking as long as they serve as a Director Emeritus. Director Emeritus benefits terminate upon (i) the ultimate sale of United Security Bank, (ii) the sale of a majority of the Director Emeritus’ shares of United Security Bank’s common stock, or (iii) the finding by United Security Bank’s board of directors that the Director Emeritus is engaging in activities or making statements which are detrimental to United Security Bank or United Security Bank’s public image.

Executive Officers

The following table sets forth information, as of March 15, 2006, concerning executive officers of United Security Bancshares:

Name	Age	Position and Principal Occupation For the Past Five Years

Dennis R. Woods	58	President and Chief Executive Officer of United Security Bank and United Security Bancshares.

Kenneth L. Donahue	57	Senior Vice President and Chief Financial Officer of United Security Bank and United Security Bancshares.

Rhodlee A. Braa	64	Senior Vice President and Chief Credit Officer of United Security Bank and United Security Bancshares.

David L. Eytcheson	65	Senior Vice President and Chief Operating Officer of United Security Bank and United Security Bancshares.

Bill F. Scarborough	52

Senior Vice President and Chief Banking Officer of United Security Bank and United Security Bancshares since August, 2005. Former Senior Vice President and Regional Manager of Bank of the West from February, 2002 through November, 2004. Prior to that time, Senior Vice President and Regional Manager of Sanwa Bank of California.

Executive Compensation

The persons serving as the executive officers of United Security Bancshares received during 2005, and are expected to continue to receive in 2006, cash compensation in their capacities as executive officers of United Security Bank. The following Summary Compensation Table indicates the compensation of United Security Bancshares’ executive officers.

Summary Compensation Table

Annual Compensation						Long Term Compensation
						Awards		Payouts
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Options/ SARs	LTIP Payouts ($)	All Other Compen- sation ($)(2)

Dennis R. Woods President and Chief Executive Officer	2005	$254,300	(1)	$441,385	0	0	0	0	$30,914
	2004	$254,300	(1)	$344,246	0	0	0	0	$33,295
	2003	$254,300	(1)	$299,072	0	0	0	0	$32,854

Kenneth L. Donahue Senior Vice President and Chief Financial Officer	2005	$118,000		$108,407	0	0	0	0	$30,497
	2004	$118,000		$84,549	0	0	0	0	$32,324
	2003	$112,000		$72,456	0	0	0	0	$31,302

David L. Eytcheson Senior Vice President and Chief Operating Officer	2005	$118,000		$108,407	0	0	0	0	$30,494
	2004	$118,000		$84,549	0	0	0	0	$32,324
	2003	$112,000		$72,456	0	0	0	0	$31,302

Rhodlee A. Braa Senior Vice President and Chief Credit Officer	2005	$118,000		$108,407	0	0	0	0	$30,885
	2004	$118,000		$84,549	0	0	0	0	$32,206
	2003	$112,000		$72,456	0	0	0	0	$31,302

(1)     Includes $15,300 in directors fees.

(2)     This amount represents United Security Bank’s contribution under United Security Bank’s Cash or Deferred 401(k) Plan, United Security Bank’s Employee Stock Ownership Plan and the cost of premiums for excess disability, medical and life insurance.

Option/SAR Exercises and Year-End Value Table

Aggregated Option/SAR Exercises in Last Fiscal Year and Year-End Option/SAR Value

(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options/SARs at Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In- the-Money Options/SARs at Year-End ($) Exercisable/ Unexercisable
Kenneth L. Donahue	0	N/A	Options Only 30,000/0	Options Only $575,100/$0

Rhodlee A. Braa	0	N/A	Options Only 30,000/0	Options Only $575,100/$0

Mr. Woods has a salary continuation agreement with United Security Bank which provides that United Security Bank will pay him $100,000 per year for 15 years following his retirement from United Security Bank at age 61 (“Retirement Age”). In the event of disability while Mr. Woods is actively employed prior to Retirement Age, he will have the option to take a benefit amount based on the vesting schedule below for 15 years beginning at the earlier of the time when he reaches age 61 or the date on which he is no longer entitled to disability benefits under his principal disability insurance policy. In the event Mr. Woods dies while actively employed by United Security Bank prior to Retirement Age, his beneficiary will receive from United Security Bank $100,000 per year for 15 years beginning one month after his death. In the event of termination without cause, early retirement, or voluntary termination, Mr. Woods shall receive a benefit amount based on the vesting schedule below for 15 years beginning with the month following the month in which Mr. Woods terminates employment and attains age 61. The vesting schedule is 25% for the first year of service beginning July 3, 1996, 15% for the second year of service, 10% for the third year of service, 6% per year of service for the following eight years of service and 2% for the twelfth year of service. In the event Mr. Woods is terminated for cause he will forfeit any benefits from the salary continuation agreement.

In addition, Mr. Woods also has an agreement with United Security Bank for severance compensation in the event there is a change in control of United Security Bank. The agreement is for a term of five years beginning February 26, 2002. Pursuant to the agreement, in the event there is an acquisition (as defined in the agreement) of United Security Bank, then the resulting corporation shall pay Mr. Woods a lump sum amount in cash equal to the sum of (i) the last three (3) years of his total compensation, inclusive of his base annual salary and bonus and (ii) the amount necessary to cover any “golden parachute taxes” that may be assessed pursuant to Section 280G of the Internal Revenue Code.

Mr. Donahue has a salary continuation agreement with United Security Bank which provides that United Security Bank will pay him $50,000 per year for 15 years following his retirement from United Security Bank at age 59 (“Retirement Age”). In the event of disability while Mr. Donahue is actively employed prior to Retirement Age, he will have the option to take a benefit amount based on the vesting schedule below for 15 years beginning at the earlier of the time when he reaches age 59 or the date on which he is no longer entitled to disability benefits under his principal disability insurance policy. In the event Mr. Donahue dies while actively employed by United Security Bank prior to Retirement Age, his beneficiary will receive from United Security Bank $50,000 per year for 15 years beginning one month after his death. In the event of termination without cause, early retirement, or voluntary termination, Mr. Donahue shall receive a benefit amount based on the vesting schedule below for 15 years beginning with the month following the month in which Mr. Donahue terminates employment and attains age 59. The vesting schedule is 8.33% for each year of service beginning January 1, 1997. In the event Mr. Donahue is terminated for cause he will forfeit any benefits from the salary continuation agreement.

In addition, Mr. Donahue also has an agreement with United Security Bank for severance compensation in the event there is a change in control of United Security Bank. The agreement is for a term of five years beginning February 26, 2002. Pursuant to the agreement, in the event there is an acquisition (as defined in the agreement) of United Security Bank, then the resulting corporation shall pay Mr. Donahue a lump sum amount in cash equal to his last year’s total compensation, inclusive of his base annual salary and bonus reduced by such amount, if any so that all benefits that are accelerated as a result of the acquisition will not be subject to any

“golden parachute taxes” that may be assessed pursuant to Section 280G of the Internal Revenue Code.

Mr. Eytcheson has a salary continuation agreement with United Security Bank which provides that United Security Bank will pay him $50,000 per year for 15 years following his retirement from United Security Bank at age 68 (“Retirement Age”). In the event of disability while Mr. Eytcheson is actively employed prior to Retirement Age, he will have the option to take a benefit amount based on the vesting schedule below for 15 years beginning at the earlier of the time when he reaches age 68 or the date on which he is no longer entitled to disability benefits under his principal disability insurance policy. In the event Mr. Eytcheson dies while actively employed by United Security Bank prior to Retirement Age, his beneficiary will receive from United Security Bank $50,000 per year for 15 years beginning one month after his death. In the event of termination without cause, early retirement, or voluntary termination, Mr. Eytcheson shall receive a benefit amount based on the vesting schedule below for 15 years beginning with the month following the month in which Mr. Eytcheson terminates employment and attains age 68. The vesting schedule is 8.33% for each year of service beginning January 1, 1997. In the event Mr. Eytcheson is terminated for cause he will forfeit any benefits from the salary continuation agreement.

In addition, Mr. Eytcheson also has an agreement with United Security Bank for severance compensation in the event there is a change in control of United Security Bank. The agreement is for a term of five years beginning February 26, 2002. Pursuant to the agreement, in the event there is an acquisition (as defined in the agreement) of United Security Bank, then the resulting corporation shall pay Mr. Eytcheson a lump sum amount in cash equal to his last year’s total compensation, inclusive of his base annual salary and bonus reduced by such amount, if any so that all benefits that are accelerated as a result of the acquisition will not be subject to any “golden parachute taxes” that may be assessed pursuant to Section 280G of the Internal Revenue Code.

Mr. Braa has a salary continuation agreement with United Security Bank which provides that United Security Bank will pay him $50,000 per year for 15 years following his retirement from United Security Bank at age 66 (“Retirement Age”). In the event of disability while Mr. Braa is actively employed prior to Retirement Age, he will have the option to take a benefit amount based on the vesting schedule below for 15 years beginning at the earlier of the time when he reaches age 66 or the date on which he is no longer entitled to disability benefits under his principal disability insurance policy. In the event Mr. Braa dies while actively employed by United Security Bank prior to Retirement Age, his beneficiary will receive from United Security Bank $50,000 per year for 15 years beginning one month after his death. In the event of termination without cause, early retirement, or voluntary termination, Mr. Braa shall receive a benefit amount based on the vesting schedule below for 15 years beginning with the month following the month in which Mr. Braa terminates employment and attains age 66. The vesting schedule is 8.33% for each year of service beginning January 1, 1997. In the event Mr. Braa is terminated for cause he will forfeit any benefits from the salary continuation agreement.

In addition, Mr. Braa also has an agreement with United Security Bank for severance compensation in the event there is a change in control of United Security Bank. The agreement is for a term of five years beginning February 26, 2002. Pursuant to the agreement, in the event there is an acquisition (as defined in the agreement) of United Security Bank, then the resulting corporation shall pay Mr. Braa a lump sum amount in cash equal to his last year’s total compensation, inclusive of his base annual salary and bonus reduced by such amount, if any so that all benefits that are accelerated as a result of the acquisition will not be subject to any “golden parachute taxes” that may be assessed pursuant to Section 280G of the Internal Revenue Code.

Independent Accountants

The firm of Moss Adams LLP served as certified independent public accountants for United Security Bancshares with respect to the year 2005, and Moss Adams LLP has been appointed as United Security Bancshares’ certified independent public accountants for 2006. United Security Bancshares’ board has determined the firm of Moss Adams LLP to be fully independent of the operations of United Security Bancshares.

Aggregate fees billed by Moss Adams LLP to United Security Bancshares for the year ended 2005 are as follows:

Audit and audit related fees	$214,564
Tax fees associated with consulting and return preparation	18,770

The Audit Committee of United Security Bancshares has considered the provision of nonaudit services provided by Moss Adams LLP to be compatible with maintaining the independence of Moss Adams LLP.

Moss Adams LLP audited United Security Bancshares’ financial statements for the year ended December 31, 2005. It is anticipated that a representative of Moss Adams LLP will be present at the meeting and will be available to respond to appropriate questions from shareholders at the meeting.

Shareholder Proposals

Shareholder proposals to be submitted for presentation at the 2007 annual meeting of shareholders of United Security Bancshares must be received by United Security Bancshares no later than December 31, 2006.

Certain Transactions

Some of the directors and executive officers of United Security Bancshares and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, United Security Bank in the ordinary course of United Security Bank’s business, and United Security Bank expects to have banking transactions with such persons in the future. In management’s opinion, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and in the opinion of management did not involve more than a normal risk of collectibility or present other unfavorable features.

Other Matters

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

United Security Bancshares

Dated: April 17, 2006	Robert G. Bitter, Secretary

It is very important that every shareholder vote. We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. In order to facilitate the providing of adequate accommodations, please indicate on the proxy whether or not you expect to attend the meeting.

A copy of United Security Bancshares’ annual report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2005 is available without charge upon written request to Mr. Ken Donahue at 1525 East Shaw Avenue, Fresno, California, 93710.

Exhibit A

United Security Bancshares
United Security Bank	AUDIT COMMITTEE CHARTER

OVERVIEW

The Audit Committee is a standing committee of the Board of Directors (the “Board”) of United Security Bancshares and United Security Bank (the “Bank”).

Establishment of this Charter hereby delegates certain responsibilities to the Audit Committee to assist in fulfilling the Board’s duties to the Company and shareholders. It is not the Committee’s responsibility to plan or conduct audits, or to determine that the Bank’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

As more fully set forth below, the purpose of the Committee is to assist the Board in its oversight of:

• The integrity of the financial reporting;

• Compliance with legal and regulatory requirements;

• The effectiveness of internal controls and procedures;

• The qualifications and independence of the independent auditors; and

• The performance of the Company’s independent auditors, and of the internal audit program.

AUTHORITY

In order to establish the governing principles of the Audit Committee, the Board of Directors originally adopted this Charter on September 24, 2002, and — as most recently amended and restated — on May 17, 2005.

The Committee shall be given the resources and assistance necessary to meet its responsibilities, including appropriate funding, unrestricted access to Company documents, employees, and the independent auditors. The Committee shall also have authority to engage outside legal, accounting, and other advisors, as it deems necessary or appropriate.

MEMBERSHIP

The Committee shall consist of three or more Directors, serving at the pleasure of the Board for such term, or terms, as the Board may determine. Each Committee member shall meet the independence requirements established by the Securities and Exchange Commission and listing standards of the NASDAQ Exchange, specifically Rule 4350 (d), as well as, the independence standards set forth in the Company’s Corporate Governance Principles.

No member of the Audit Committee shall receive, directly or indirectly, any compensation from the Company, other than Directors’ fees and benefits.

All Committee members shall be financially literate, having a basic understanding of financial controls and reporting. At least one Committee member shall also have accounting or related financial management expertise, including at a minimum, the expertise required by rules of the Securities and Exchange Commission and listing standards of Nasdaq — Rule 4350(d)(2)(A).

PROCEDURES

Meetings

The Committee shall meet as often as it determines, but no less than four times annually. The presence of fifty percent of the members of the Committee shall constitute a quorum of the Committee, and the act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

Minutes

The Committee shall keep minutes, and other relevant records, of all its meetings. Minutes will be included in the monthly board packet for Directors review. To the extent practicable, the meeting agenda, draft minutes from the prior meeting, and supporting materials, shall be provided to Committee members prior to each meeting to allow time for review.

Accountability

In keeping with Nasdaq Rule 4350(d)(1), the Audit Committee will review and reassess the adequacy of this Charter not less than annually. In conducting this annual review, the Committee will assess compliance with Nasdaq Rule 4350, and appropriate banking regulations regarding Committee composition, independence, and scope of responsibilities. Results of the Committee’s review of its Charter, and any appropriate updates, will be duly reported to the full Board.

The Committee may request any officer or employee of the Bank, or the Bank’s outside counsel, or independent auditors to attend an Audit Committee meeting, or to meet with the members in an executive session.

The Committee shall review its own performance annually.

SCOPE OF RESPONSIBILITIES

Executive management bears primary responsibility for financial, and other, reporting, for establishing the system of internal controls, and for ensuring compliance with laws, regulations and company policies. The Committee’s responsibilities and related key processes are described as follows. From time to time, the Committee may take on additional responsibilities at the request of the Board.

The Committee bears primary responsibility for overseeing the Company’s relationship with the retained internal audit firms. In carrying out this responsibility, the Committee shall:

• Review the appointment and replacement of the Risk Manager.

• Review annually the responsibilities, budget and resources of the Audit Program.

• Review the development and implementation of the Annual Audit Plan.

OVERSIGHT OF INDEPENDENT AUDITORS
The Committee bears primary responsibility for overseeing the Company’s relationship with its independent auditors. In carrying out this responsibility, the Committee shall:

•      Be directly responsible for the appointment, compensation, retention, oversight of the work, and termination of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) engaged for the purpose of preparing or issuing audit reports, or performing other audit, review, or attest services for USB.

• Establish policies and procedures for the pre-approval of all audit and permissible non-audit services and fees of the independent auditor.

• Meet with the independent auditor to review the planning of its audit of the Bank’s financial statements.

• Discuss matters relating to the conduct of the audit as required by professional auditing standards.

• Review any audit problems or difficulties the auditor may have encountered in its work and management’s response.

• At least annually, obtain and review a report by the independent auditor describing:

• The firm’s internal quality control procedures;

•      Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the past five years, respecting one or more independent audits carried out by the firm;

• Any steps taken to deal with any such issues; and in order to assess the auditor’s independence
• All relationships between the independent auditor and the Bank.

•      Discuss with the independent auditor any disclosed services or relationships that may impact the firm’s independence and objectivity. Evaluate the qualifications, performance, and independence of the independent auditor, including whether the provision of non-audit services is compatible with maintaining the auditor’s independence. If so determined by the Committee, recommend that the Board take appropriate action, in response to the auditor’s report, to satisfy itself of the independence of the firm.

FINANCIAL REPORTING
The Committee shall monitor the preparation, by management, of the Bank’s quarterly and annual external financial reports. In carrying out this responsibility, the Committee shall:

•      Discuss the annual audited financial statements, and quarterly financial statements, with management and the independent auditor, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

• Discuss and recommend to the Board whether the Bank’s audited financial statements should be included in the annual report on Form 10-K.

•      Discuss earnings press releases, as well as, financial information and earnings guidance provided to analysts and rating agencies (including any use of “pro-forma” or “adjusted” non-GAAP information).

•      Review with management and the independent auditor significant accounting principles and practices applied by the Bank in preparing its financial statements, including a discussion with the independent auditor regarding its judgments about the quality of accounting principles used in the Bank’s financial reporting.

• Review and discuss reports from the independent auditor on, among other things:

• Critical accounting policies and practices to be used;

• Any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);

• Alternative treatments of financial information within generally accepted accounting principles; and

• Any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement;

• Other material written communications between the independent auditor and management, such as any management letter and the Bank’s response to such letter, or schedule of unadjusted differences.

• Review changes to accounting principles and practices that materially impact the Bank’s consolidated financial statements.

• Review with management its evaluation of internal control over financial reporting, and review management’s conclusions as to the effectiveness of internal control over financial reporting.

INTERNAL CONTROL

The Committee shall have responsibility for monitoring management’s continuing implementation of an effective system of internal control. The purpose of which is to help promote the reliability of financial and operating information, and compliance with applicable laws, regulations and Bank policies, including those related to business conduct and ethics. In carrying out this responsibility, the Committee shall:

•      Inquire of management, and internal and independent auditors concerning any deficiencies in the Bank’s policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process, and review any special audit steps adopted in light of any material control deficiencies, and the timeliness and reasonableness of proposed corrective actions;

• Review internal audit findings and recommendations with regard to compliance with laws, ethical conduct and conflicts of interest, and managements responses thereto;

• Hold periodic mandatory executive sessions with each of management, the internal auditors and the independent auditors.

• Review management’s responses to recommendations for improving internal controls in the independent auditor’s Management Letters;

• Discuss the company’s policies with respect to risk assessment and risk management.

• Review significant cases of conflict of interest, misconduct, or fraud;

• Review significant issues between the Bank and regulatory agencies; and

• Review, as appropriate, material litigation involving the Bank.

OTHER RESPONSIBILITIES
The Committee will, at least annually, review and advise the Board regarding administration of the Bank’s Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers.

The Committee will establish procedures for the receipt, retention, treatment, and investigation of complaints received regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Committee will, at least annually, review insurance programs from the standpoint of gaps and exposure, as well as, fraud.

The Committee will oversee a CRA and Regulatory Compliance Program.

*    *    *    *

Proxy United Security Bancshares

This proxy is solicited on behalf of the board of directors. The undersigned hereby appoints Tom Ellithorpe, Ronnie D. Miller and John Terzian as proxyholders with full power of substitution, to represent, vote and act with respect to all shares of common stock of United Security Bancshares which the undersigned would be entitled to vote at the meeting of shareholders to be held on May 17, 2006, at 7:00 p.m., in the Crown Room at the Piccadilly Inn located at 2305 West Shaw Avenue, Fresno, California or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1.                                       Election of ten (10) persons to be directors.

Robert G. Bitter, Pharm. D.	Ronnie D. Miller
Stanley J. Cavalla	Walter Reinhard
Tom Ellithorpe	John Terzian
R. Todd Henry	Dennis R. Woods
Robert M. Mochizuki	Michael T. Woolf, D.D.S.

[ ]	FOR ALL NOMINEES LISTED ABOVE	[ ]	WITHHOLD AUTHORITY
(except as marked to the contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee=s name on the space below:)

____________________________________________________________________________________________________

2.                                       Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

Please Sign and Date Below

The board of directors recommends a vote “FOR” each of the directors named above. The proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the proxy will be voted in accordance with such instruction. If no instruction is specified with respect to the matter to be acted upon, the shares represented by the proxy will be voted in accordance with the recommendations of management. If any other business is presented at the meeting, this proxy confers authority to and shall be voted in accordance with the recommendations of management.

(Please date this proxy and sign your name exactly as it appears on your stock certificate. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

[ ] I Do [ ] I Do Not Expect to Attend the Meeting.

(Number of Shares)

(Please Print Your Name)

(Please Print Your Name)

(Date)

(Signature of Shareholder)

(Signature of Shareholder)

This proxy is solicited on behalf of the board of directors and may be revoked prior to its exercise by filing with the secretary of United Security Bancshares a duly executed proxy bearing a later date or an instrument revoking this proxy or by attending the meeting and voting in person.